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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 33-48270 and SEC File No. 33-33190).



                                   /s/ HAIRSTON, KEMP, SANDERS & STICH, P.C.


San Antonio, Texas
November 28, 1997